COLT 2024-5 Mortgage Loan Trust ABS-15G

 Exhibit 99.36

COLT 2024-5 LSRMF3 Acquisitions Investments, LLC
Opus Capital Markets Consultants, LLC

300 Tri-State International – Suite 320 | Lincolnshire, IL 60069 | www.opuscmc.com | 224.632.1300

Executive Narrative

August 28, 2024

Performed by

Opus Capital Markets Consultants, LLC

The report summarizes the results of a due diligence review performed on a pool of 49 loans, of which were purchased by LSRMF3 Acquisitions Investments, LLC (“Customer”) from an originator (the “Originator”) who is a client of Opus Capital Markets Consultants, LLC (“Consultant”) under a reliance letter, and for which the Originator provided Consultant with a data tape, from which, in each case, 100% of the loan population was chosen and loaded into the Laura Mac underwriting software. Consultant performed a detailed compliance and credit review of all loans.

As detailed herein, the pool contains 5 DSCR loans, 14 ATR/QM: Exempt (Business Loans) and 30 NQM loans. All loans were re-underwritten in accordance with the lender guidelines in terms of Exhibit A.

Consultant was established in 2005 and acquired by Wipro Ltd in January 2014. Owls Partners, LLC acquired Consultant December 2022.

EXHIBIT A

Credit Review

Credit Qualification

A re-underwriting review will be conducted in order to verify that the requisite underwriting guidelines as specified by Client are met. Confirmation of the loan terms will be performed through recalculation and review of documentation contained in the loan file provided to the Consultant. The Credit Qualification review will consist of the following:

a)	Guidelines: Determine whether each mortgage loan meets the requisite guideline requirements as specified by the Client. In lieu of specific requirements, Consultant should consider Regulation Z including Appendix Q if applicable. If the loan pre-dates the requirements of Regulation Z and Appendix Q, Consultant will consider Fannie Mae’s Single-Family guidelines.

b)	Employment: Review the file documentation for minimum required level of employment, income and asset verifications pursuant to Client provided underwriting guidelines.

c)	Income: Recalculate borrower(s) monthly gross income and verify calculations of income as used by the original loan underwriter at origination to determine compliance with the Client provided underwriting guidelines.

d)	Assets: Confirm the presence of adequate asset documentation to comply with the Client provided underwriting guideline requirements for closing funds, reserves and borrower liquidity.

e)	Debt Ratio: Recalculate the debt-to-income ratio and verify the ratio accuracy used by the loan underwriter at origination to determine compliance with Client provided underwriting guidelines and regulatory requirements.

f)	Property Valuation: Analyze all appraisals and alternative value tools used to qualify the loan for integrity of comparable sales, completeness of data, eligibility of the appraiser and reasonableness of estimated value. Review the appraisal to determine the appraisal(s) meet the requirements of Client provided underwriting guidelines.

g)	Loan-to-Value Ratio: Recalculate and verify the loan-to-value ratio and combined loan-to-value ratio were accurate at origination and meet Client provided underwriting guideline and regulatory requirements.

h)	Credit History: Review the credit report to verify that the borrower(s) demonstrate adequate credit depth to comply with the Client provided underwriting guideline requirements.

i)	Credit Scores: Verify that borrower(s) meet minimum credit score requirements of the Client provided underwriting guidelines.

j)	Compensating Factors: Verify exceptions to the Client provided underwriting guidelines are documented and reasonable.

Document Review

Document Review

A review of each loan file will be performed to confirm the presence of material documentation as applicable to the specifics of the loan transaction. The Document Review will consist of the following:

a) Collateral Docs

●	Title Commitment / Policy: Verify the presence of the title commitment or final title policy. Confirm vested parties and the description of the property, liens and tax assessments.

●	Mortgage Note / Security Instrument: Verify the presence of the mortgage note or security instrument. Confirm that the document has been executed by all borrowers and that all riders, addendums and endorsement are present and duly executed.

●	Mortgage / Deed of Trust: Verify the presence of a copy Mortgage or Deed of Trust. Confirm that the documents have been executed by all required parties and that all riders, addendums and exhibits are present and duly executed. If the loan closed within 12 months of the review, Consultant will confirm the presence of a letter from the title company specifying the date the Mortgage / Deed Trust was sent for recording. If the closing did not occur within 12 months of the review and a copy of the recorded Mortgage /Deed of Trust is not contained in the loan file, the Client will submit a report from an independent document custodian verifying the presence of a recoded mortgage or a stamped / signed copy of the document stating the date the document was sent for recording.

●	Conveyance Deed: Verify as applicable that a proper conveyance deed is present in the loan file. Confirm the proper transfer of ownership interest of the subject parties is detailed on the deed.

b) Closing Docs

●	Final Hud-1 Settlement Statement: If required, verify the presence of a final HUD-1. Verify the completeness of required data and signatures or certification depending upon state compliance requirements.

●	Final Truth-in-Lending Disclosure: If required, verify the presence of a final Truth-in-Lending Disclosure. Verify the completeness of required data and that all required signatures are present.

●	Notice of Right to Cancel: If required based on the specifics of the loan transaction, confirm the presence and required execution of the Notice of Right to Cancel.

●	Loan Estimate: If required verify the presence of the current Loan Estimate (LE) at the time of origination

●	Closing Disclosure: If required verify the presence of the current Closing Disclosure (CD) at the time of origination.

c) Credit Docs

●	Loan Application: Verify the presence and completeness of both the initial and final loan applications.

●	Underwriting Worksheet: Verify the presence of the relative underwriting worksheet i.e. form 1008, FHA MCAW and VA’s

Loan Analysis.

●	Credit Report: Verify the presence of a credit report for each borrower. Confirm that the credit report was pulled within the timing requirements allowable per the Client provided underwriting guidelines.

●	Housing Payment History: In the absence of housing payment histories on the borrower(s) credit report(s), verify that that the file contains a verification of rent or a verification of mortgage form.

●	Letters of Explanation: When Letters of Explanation are required by the Client provided underwriting guidelines, verify the presence of any such letters exist in the loan file.

●	Gift Letters: When Gift Letters are required by the Client provided underwriting guidelines, verify the presence of any such letters exist in the loan file.

●	Income Documentation: Verify the presence of income and employment related documentation required by the Client provided underwriting guidelines for all borrowing parties contributing income to the debt ratio calculation.

●	Asset Documentation: Verify the presence of asset documentation required by the Client provided underwriting guidelines in the loan file.

●	Property Valuation Tools: Verify that each loan file contains adequate appraisal and other third party valuation tools to satisfy the minimum required documentation under the relative Client provided underwriting guidelines.

●	Proof of Insurance: Verify the presence of insurance certificates for mortgage, hazard and flood insurance on an as needed basis depending upon the specifics of the loan. Confirm that adequate coverage is present to meet the requirements of the Client provided underwriting guidelines.

Regulatory Compliance

For each Mortgage Loan, Consultant shall determine, to the extent possible and subject to caveats below, whether such Mortgage Loan at the time of origination complied with:

1.	The “material”[1] disclosure requirements of the federal Truth-in-Lending Act (“TILA”), as amended by the Home Ownership and Equity Protection Act (“HOEPA”) and Dodd-Frank, 15 U.S.C. § 1601 et seq. and implemented by Regulation Z, 12 C.F.R. Part 1026, including the material provisions relating to Higher-Priced Mortgage Loans in Regulation Z, 12 C.F.R. §§ 1026.35, and the early TIL disclosure provisions of the Mortgage Disclosure Improvement Act (“MDIA”), as implemented by Regulation Z, 12 C.F.R. §§ 1026.17 et seq; and as amended by the TILA-RESPA Integrated Disclosure (“TRID”) Rule, TRID will be reviewed in accordance with the SFA TRID Grid 4.0, as amended from time to time, as set forth below:

a.	For Right of Rescission

i.	A review of the Notice of Right to Cancel, including a verification of the transaction date and expiration date, ensuring proper execution of the Notice of Right to Cancel by all required parties, verifying the disbursement date and determining if a full three (3) day rescission period was adequately provided to the borrower(s).

A.	This review is also to be performed on transactions that are exempt from the rescission requirement but on which a Notice of Right to Cancel was provided.

B.	A condition must be placed if the transaction is a refinance by the original creditor and the borrower was provided the Form H-8 rescission notice. Consultant will note in the condition whether there was a new advance that is subject to rescission per TILA/Regulation Z.

b.	For TILs (Application Dates prior to 10/3/2015)

i.	Confirm the initial TIL disclosure and final TIL disclosures were provided.

1 These “material” disclosures include the required disclosures of the APR, the finance charge, the amount financed, the total number of payments, the payment schedule, and if the loan is subject to the Homeownership and Equity Protection Act (“HOEPA”), the disclosure requirements and prohibitions of that statute which are set forth in 12 C.F.R. §§ 1026.32(c) and (d).

ii.     Review and compare the initial and final TIL, and any re-disclosed TIL(s), with a report      outlining any TILA violations, including a recalculation of disclosed finance charge,      proper execution by all required parties, principal and interest calculations, proper      completion of the interest rate and payment summary, recalculation of disclosed APR,      and a review to determine disclosure differences were within the allowed tolerances      and disclosures were provided within the required timeframes;

c.	For TRID Disclosures (Application Dates on or after 10/3/2015)

i.     Confirm the initial Loan Estimate (LE) was delivered within three (3) business days of      application and seven (7) business days prior to consummation in accordance with      Client’s Underwriting Guidelines;

ii.      Review the required sections of each LE to ensure they were populated in accordance      with the TRID Rules. (If the file reflects more than one LE was provided, each revised LE      must have corresponding Change of Circumstance documentation. The 0% and 10% fee      tolerance evaluations will be based on the fee amounts disclosed on the initial LE and      any valid changes documented and disclosed after the initial LE;

iii.      Confirm the Closing Disclosure (CD) confirm the borrower received the initial CD at least      three (3) business days prior to consummation;

iv.	Review the required sections of each CD to ensure they were populated in accordance with the TRID Rules. (Any fee tolerance issues to be cured at closing or within 60 days of loan consummation.)

2.	Section 4 of the Real Estate Settlement Procedures Act (“RESPA”), 12 U.S.C. §2603 and 2604, as implemented by Regulation X, 12 C.F.R. Part 1024, and as amended by the TRID Rule; TRID will be reviewed in accordance with the SFA TRID Grid 4.0, as amended from time to time.

3.	The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution;

4.	Confirmation that one of the following are in the loan file, per the Fair Credit Reporting Act: Consumer Credit Score Disclosure, Your Credit Score and the Price You Pay for Credit, or Notice to Home Loan Applicant;

5.	Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43: the general Ability to Repay underwriting standards (12 C.F.R. 1026.43(c)); refinancing of non-standard mortgages (12 C.F.R. 1026.43(d)); Qualified Mortgages (12 C.F.R. 1026.43(e) (including qualified mortgages as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.) and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.; and Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)) In accordance with “Ability to Repay and Qualified Mortgage Review” description below;

6.	The Loan Originator Compensation and Prohibitions on Steering provisions of TILA, as implemented by Regulation Z, 12 C.F.R 1026.36;

7.	The requirements for Higher-Price Mortgage Loans, as implemented by Regulation Z, 12 C.F.R. 1026.35;

8.	The appraisal and valuation requirements of TILA and the Equal Credit Opportunity Act, as implemented by Regulation Z, 12 C.F.R. 1026.35 and Regulation B, 12 C.F.R. 1002.14, respectively;

9.	The counseling requirements of TILA, as implemented by Regulation Z, 12 C.F.R. 1026.36(k) and RESPA, as implemented by Regulation X, 12 C.F.R. 1024.20;

10.	The escrow requirements of TILA and RESPA, as implemented by Regulation Z, 12 C.F.R 1026.35, and Regulation X, 12 C.F.R 1024.17, respectively;

11.	The disclosure requirements and prohibitions of any applicable state, county and municipal laws and ordinances, as amended, that have been enacted to regulate so-called “predatory lending”:

12.	Consultant shall confirm that any mortgage property located in an area identified on a flood hazard map or flood insurance rate map issued by the Federal Emergency Management Agency as having special flood hazards is subject to a qualified flood insurance policy that appears to be is in effect.

13.	For any loans designated as TILA exemption, Consultant shall review the loan file for evidence that the primary purpose of the loan was for commercial or business purposes, including, but not limited to a business purpose certification.

14.	Documentation. Review of the following documents for regulatory compliance:

a.	Final HUD-1 Settlement Statement (“HUD-1”), if applicable

i.	If the loan is in an escrow state, the HUD-1 will be considered final as follows:

A.	HUD-1 is marked Final;

i.	If HUD-1 is not marked Final, it must be stamped certified by the closing agent.

ii.	There should be no markings indicating that the HUD-1 is estimated.

B.	HUD-1 is signed by all parties (including closing agent) or stamped certified by the closing agent; and

C.	If HUD-1 is stamped, the HUD-1 / stamp should be signed or initialed by the closing agent; if the stamp does not contain the signature or initials, it must identify the name of the closing agent.

b.	Final Truth in Lending Disclosure (“TIL”), if applicable

c.	Loan Estimate, if applicable

i.	The Loan Estimate in will be considered delivered based on the date issued, subject to the three-day mailing rule unless the file contains documentation indicating earlier receipt. The loan file may contain one or more Loan Estimates with the latest one provided up until three business days prior to the issuance of an initial Closing Disclosure.

d.	Closing Disclosure, if applicable

i.	The Closing Disclosure in the loan file will be considered delivered based on the date issued, subject to the three-day mailing rule unless the file contains documentation indicating earlier receipt. The loan file may contain one or more Closing Disclosures with the latest one provided up until the consummation date being considered the Final with any delivered post consummation considered as a corrected Closing Disclosure.

e.	Notice of Right to Cancel (if applicable)

f.	Initial TIL, if applicable

g.	Good Faith Estimate (“GFE”), if applicable

h.	Note

i.	Mortgage/Deed of Trust

j.	FACTA disclosures

k.	Third Party Fees

i.	Third party fees on the HUD-1 or Closing Disclosure if applicable referred to as HUD-1/Closing Disclosure, must be shown as paid to the third-party provider. A condition must be set if a third-party fee is paid to the lender, investor, etc. or the payee is blank.

ii.	CONSULTANT will condition for evidence in the file indicating that a charge on the HUD-1/Closing Disclosure exceeds the actual cost to the borrower (i.e. cost printed / stamped on the face of the document showing an amount less than the charge on the HUD-1/Closing Disclosure). Variations of less than $1 are deemed to be within reasonable limits and are not to be reported.

iii.	Any refunds that are provided to the borrower must be accompanied by a revised HUD-1/Closing Disclosure to show the final, accurate charges to the borrower.

Each loan reviewed will be assigned a Compliance condition grade in accordance with the Rating Agency Criteria as more fully described in Section 2(f).

Consultant will not make a determination as to whether the loans comply with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consultant are dependent upon its receipt of complete and accurate data regarding the loans from loan originators and other third parties upon which Consultant is relying in reaching such findings.

Ability to Repay and Qualified Mortgage Review

1.	For Agency Eligible Loans Only: Consultant reviews applicable loans for compliance with the Qualified Mortgage (QM) rule requirements set forth in Regulation Z (12 C.F.R. 1026.43 et seq.) based upon the loan’s designation (Safe Harbor QM, Rebuttable Presumption QM, Exempt). Consultant determines the loan’s status under the QM rule requirements and assigns a due diligence loan designation. Consultant notes as a material exception if the due diligence findings do not confirm the same loan designation. Additionally, Consultant notes if a loan designation was not provided. Consultant will verify if each loan meets the requirements for a QM under § 1026.43(e)(2)—whether the loan is a safe harbor QM under § 1026.43(e)(1)(i) or a rebuttable presumption QM under § 1026.43(e)(1)(ii). Consultant will verify the presence of documentation for lender determination of QM and indicating factors in its ability-to-repay determination, including how the originator applied its policies and procedures in verification. For loans applications taken on or after June 1, 2021, Consultant will verify whether the loan meets the requirements of the revised general QM definition effective March 1, 2021.

2.	For loans for which applications were received prior to July 1, 2021, if a loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, Consultant reviews the loan to determine whether, based on available information in the loan file the loan satisfied (i), (ii) and (iii) in the paragraph (3)(a)(i) below and reviews the Automated Underwriting System output within the file to confirm agency eligibility.

3.	For Non-Agency Eligible Loans: Consultant reviews applicable loans for compliance with the Ability to Repay (ATR) but not Qualified Mortgage (QM) rule requirements set forth in Regulation Z (12 C.F.R. 1026.43 et seq.).

a. Qualified Mortgage:

i.	For QM (Safe Harbor or HPCT) designated loans, Consultant reviews the loan to determine whether, based on available information in the loan file: (i) the loan contains risky loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately. Consultant reviews to the applicable consider and verify requirements under the QM rule depending on whether the QM was originated under the original general QM definition or the revised general QM definition effective March 1, 2021.

ii.	For each QM designated loan that satisfied the applicable requirements enumerated above, Consultant then determines whether the loan is a Safe Harbor QM or Higher Priced QM by comparing the loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain percentage. For QM designated loans originated under the revised general QM definition effective March 1, 2021, Consultant also determines whether the loan exceeds the pricing thresholds for QM loans.

b. Ability to Repay:

i.	The ability to repay portion of the review for non-agency eligible loans only will focus on the eight factors detailed in the ATR Rule as detailed below for non-agency eligible loans. The Consultant will review the loan file to determine if the creditor verified and considered each of the eight factors utilizing reasonably reliable third-party documentation at or before consummation.

1.	Current or reasonably expected income or assets that the consumer will rely on to repay the loan.

2.	Current employment status

3.	Monthly mortgage payment for subject loan using the introductory or fully indexed rate, whichever is higher, and monthly, fully amortizing payments that are substantially equal.

4.	Monthly payment on any simultaneous loans secured by the subject property.

5.	Monthly payments for property taxes and hazard/flood insurance and certain other costs related to the property such as homeowner’s association fees or ground rent.

6.	Debts, alimony, and child support obligations

7.	Monthly debt-to-income ratio or residual income

8.	Credit history

ii.	For loans designated as agency eligible, Consultant will not review for compliance with the requirements of Appendix Q or General Ability to Repay.

iii.	Consultant reviews loans to determine their conformity with the ATR/QM factors above and is not rendering an independent assessment or analysis. Consultant’s review is based on information contained in the loan file at the time it is provided to Consultant, and only reflects information as of that point in time and does not mean any regulator, judicial or agency will agree with the Consultant’s conclusion.

a)	Regulatory Compliance Disclaimer

Please be advised that Consultant will not make a determination as to whether loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated herein. There can be no assurance that the review uncovered all issues relating to the origination of the mortgage loans, their compliance with applicable law and regulation and the original appraisals relating of the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by Consultant are dependent upon its receiving complete and accurate data regarding the mortgage loans from loans originators and other third parties upon which Consultant is relying in reaching such findings.

Please be further advised that Consultant does not employ personnel who are licensed to practice law in various jurisdictions, and the findings set forth in the reports prepared by Consultant do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to Consultant. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including potential liability related to the purchase or other transaction involving any such loans, shall be made solely by the Client, or other agreed upon party, that has engaged Consultant to prepare its reports pursuant to its instructions and guidelines. Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by Consultant are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use.

b)	Seasoning And Certain Compliance Exceptions

Pursuant to the applicable NRSRO criteria, Consultant graded certain compliance exceptions as non-material based on seasoning of the mortgage loan. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than recession, which are raised as a defense to foreclosure. Information contained in any Consultant reports related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual loan.

Additional Disclosures and Requirements:

Consultant will confirm compliance with current documentation and timing requirements in effect at origination of the Mortgage Loan including:

●	Servicing Transfer Disclosure (for applications prior to 10/03/2015):

o	Confirm the presence of the Servicing Transfer Disclosure form in file

o	Verify the Servicing Transfer Disclosure was provided to the borrower(s) within three general business days of “Application”

●	Special Information Booklet (for applications prior to 10/03/2015)/ Home Loan Tool Kit (for applications on or after 10/03/2015):

o	Confirm the presence of the Home Loan Tool Kit is in file for covered loans.

o	Confirm the Home Loan Tool Kit is provided within three general business days of application

●	Affiliated Business Disclosure

o	Confirm the presence of the Affiliated Business Disclosure in file in the event the lender has affiliated business arrangements

o	Confirm the Affiliated Business Disclosure provided within three general business days of “Application” (Consultant reviews for this disclosure to be provided within three general business days, as the lender will typically know at the time of application if borrower(s) will be referred to affiliates for provision of third party services)

o	Confirm the Affiliated Business Disclosure is executed.

●	Initial Escrow Disclosure Statement

o	Confirm the presence of the Initial Escrow Disclosure Statement in file

o	Confirm the Initial Escrow Disclosure Statement was provided at closing or within 45 days after settlement

Equal Credit Opportunity Act (Regulation B)

●	Confirm the lender has provided the borrower a disclosure of the right to receive a copy of appraisals within three (3) business days of application. This disclosure requirement may be met by disclosure on the Loan Estimate pursuant to 12 CFR § 1026.27(m)(1).

●	Confirm that the lender has provided (delivered) copies of appraisals and all other written valuations (as disclosed to the borrower on the HUD-1 and/or contained in the Mortgage Loan File) to the borrower at least three (3) business days prior to consummation Opus uses the following test: Was appraisal/valuation documentation processed at least 6 days prior to account opening/ consummation date (3 day rule plus 3 days mailing time)?

●	For a borrower that has waived the 3-business day disclosure requirement, confirm that the borrower has either (1) signed the waiver at least three (3) business days prior to consummation or (2) has signed an acknowledgment that the waiver occurred at least three (3) business days prior to consummation. Additionally, confirm that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

Fair Credit Report Act (Regulation V)

●	Confirm that the lender has provided the borrower the risk-based pricing notice (as required by 12 CFR § 1022.73) or credit score disclosure (as required by 12 CFR § 1022.74(d)), as applicable; (a) If the lender has provided the risk-based pricing notice, confirm the disclosure was provided before consummation, but not earlier than the approval decision was communicated to the consumer; and (b) If the lender has provided the credit score disclosure, confirm the disclosure was provided before consummation.

●	Confirm that the lender has provided a copy of the disclosure of credit score and the Notice to Home Loan Applicant (as required by 15 U.S.C. § 1681g) before consummation.

High-Cost, State & Local Anti-Predatory Regulations

In addition to federal thresholds, Consultant will review the anti-predatory lending statutes in the following states and local municipalities, as applicable, as well as any additional applicable regulations implemented during the Term of this SOW.

●	Arkansas Home Loan Protection Act, Ark. Stat. Ann. § 23-53-101 et seq.
●	California Anti-Predatory Lending Statute, Cal. Fin. Code § 4970 et seq.
●	California Higher-Priced Mortgage Loan Statute, Cal. Fin. Code §4995 et seq.
●	Colorado Consumer Equity Protection Act, Colo, Rev. Stat. § 5-3.5-101 et seq..
●	Connecticut Abusive Home Loan Lending Practices Act, Conn. Stat. Ann. §36a- 746 et seq., as amended from time to time.
●	Connecticut Nonprime Home Loans Statute, Conn. Gen. Stat. §§ 36a-760 et seq. (as originally enacted and as amended by Senate Bill 949).
●	District of Columbia Home Loan Protection Act, D.C. Official Code § 26-1151.01 et seq., as implemented by 20 D.C. Municipal Reg § 2000.1 et seq.
●	Florida Fair Lending Act, Fla. Stat. Ann. § 494.0078 et seq. (for loans closed before July 1, 2014).
●	Georgia Fair Lending Act, Ga. Stat. Ann. § 7-6A-1 et seq. (as originally enacted by House Bill 02-1361 and as modified by Senate Bill 03-53).
●	Idaho Residential Mortgage Practices Act, Idaho Code § 26-3101 et seq.
●	Illinois High Risk Home Loan Regulations, 38 Ill. Admin. Code §345.10 et seq.
●	Illinois High Risk Home Loan Act, Public Act. 93-0561 (2003) codified at 815, ILCS §§ 137/5 et seq., and as amended by SB 1692 (2012), effective January 10, 2014.
●	Illinois Predatory Lending Database Program, Public Act 95-0691 (SB 1167).
●	City of Chicago, Illinois, Anti-Predatory Lending Ordinance, Chicago Municipal Code, §§ 2-32-440; 2-32-455; 2-92-325; 4-4-155; 8-4-325.
●	Cook County, Illinois, Anti-Predatory Lending Ordinance, Cook County Code of Ordinances § 34-341.
●	Cook County, Illinois, Anti-Predatory Lending Pilot Program, Illinois House Bill 4050 (2005).
●	Indiana Home Loan Practices Act, as amended by HB 1179 (2005), Ind. Code §24-9-1 et seq.
●	Section 16a-3-308a of the Kansas Consumer Credit Code, Kan. Stat. Ann. §16a.101 et seq.
●	Kansas Consumer Credit Code
●	Kentucky Anti-Predatory Lending Statute, Ky. Rev. Stat. § 360.100 et seq.
●	Maine, An Act to Enhance Consumer Protections in Relation to Certain Mortgages (for loans closed prior to September 27, 2011), Me. Rev. Stat. Ann. Tit. 9-A, §§ 8-103(1); 8-206(8);8-206A, as amended by Legislative Documents 1869 (2007), 2125 (2008) and 1439 (2009).
●	Maine Consumer Credit Code - Truth-in-Lending, (for loans closed on or after September 27, 2011), Me. Rev. Stat. Ann. tit. 9-A, §§ 8-501 et seq., as amended from time to time.
●	Maryland Commercial Law, Md. Code Ann., Com. Law §§ 12-124.1; 12-127; 12- 409.1; 12-1029.
●	Maryland Regulations for Higher Priced Mortgage Loans, as promulgated under the Maryland Mortgage Lender Law, Md. Code Ann., Fin. Instit. Code §§ 11-501 et seq.; Md. Code Regs. §§ 09.03.06.01 et seq.
●	Massachusetts High-Cost Mortgage Regulations, 209 CMR Parts 32 and 40, as amended from time to time.

●	Massachusetts Predatory Home Loan Practices Act, M.G.L. Chapter 183C, §§ 1 et seq.
●	Massachusetts “Borrower’s Interest” Standard, M.G.L. Chapter 183, §28C.
●	Massachusetts Mortgage Lender and Broker Regulations, 940 CMR §800 (15-17).
●	Massachusetts Regulations for Higher Priced Mortgage Loans, 209 CMR §§ 32.00 et.seq., as amended from time to time.
●	Massachusetts Subprime ARMs to First Time Homebuyers, M.G.L. Chapter 184, §17B.5.
●	Michigan Consumer Mortgage Protection Act, Mich. Stat. Ann. § 445-1631 et seq.
●	Minnesota Mortgage Originator and Service Licensing Act, § 58.137 et seq. (S.F. 2988 (2002)), as amended by House File 1004 (2007) and Senate File 988 (2007).
●	Nebraska Mortgage Bankers Registration and Licensing Act, Neb. Stat § 45-702 et seq.
●	Nevada Anti-Predatory Lending Law, Assembly Bill No. 284 (2003) and Amended by Assembly Bill No. 440 (2007), codified as NRS § 598D.010 et seq.
●	New Jersey Home Ownership Security Act of 2002, NJ Stat. Ann. § C:46:10B-22 et seq., as amended from time to time.
●	New Mexico Home Loan Protection Act, Senate Bill 449 (Regular Session 2003), codified at NM Rev. Stat. § 58-21A-1 et seq. and as amended from time to time.
●	New York High-Cost Home Loan Regulations, 3 NYCCR Part 41 (2001).
●	New York High-Cost Home Loan Act, N.Y. Bank. L. Ch. 626., as codified in NY Bank. Law § 6-l, and as implemented by 3 NYCCR Part 41 as amended from time to time.
●	New York Subprime Home Loans Statute, NY Bank. Law § 6-m.
●	North Carolina Anti-Predatory Lending Law, N.C. Gen. Stat. §§ 24-1.1A to 24- 10.2 and North Carolina Amendments to Anti-Predatory Lending Law, N.C. Gen. Stat. §§ 24-9; 24-1.1(E)(a); 24-10.2(a), as amended from time to time.
●	Ohio Anti-Predatory Lending Statute, HB 386 as amended by Senate Bill 185 (2006), and as codified in various sections of the Ohio Code.
●	Ohio Consumer Sales Practices Act, Ohio Rev. Code Ann. § 1345.01, as implemented by Ohio Admin. Rules § 109 4-3-01 et seq.
●	City of Cleveland Heights, Ohio, Anti-Predatory Lending Ordinance, Ordinance No. 72-2003 (PSH), Mun. Code §§ 757.01 et seq.
●	Summit County, Ohio, Anti-Predatory Lending Ordinance, Ordinance No. 2004- 618, Muni. Code §§ 201.01 et seq.
●	Oklahoma Anti-Predatory Lending Law, House Bill No. 1574 (2003), as codified in various sections of Title 14A of the Oklahoma Consumer Credit Code.
●	Oklahoma Higher-Priced Mortgage Loans Law, Okla. Admin. Code §§ 160:45-9- 1 et seq.
●	Pennsylvania Consumer Equity Protection Act, 63 Pa. Cons. Stat. Ann. § 456.501 et seq.
●	Rhode Island Home Loan Protection Act, R.I. Gen. L. 34-25.1-2 et seq, as implemented by Emergency Banking Regulation 3 (2006) and Final Banking Regulation 3 (2007) and amended by Senate Bill 371 (2007).
●	City of Providence, Rhode Island, Anti-Predatory Lending Ordinance, Chapter 2006-33, Ordinance No. 245.
●	South Carolina High-Cost and Consumer Home Loans Act, S.C. Code § 37-23-10 et seq.
●	Tennessee Home Loan Protection Act, Tenn. H.R. 3597 (2006), as codified at Tenn. Code Ann. §§ 45-20-101 et seq.
●	Texas High-Cost Home Loan Statute, Tx. Fin. Code Ann. § 343.201 et seq.
●	Section 50(a)(6), Article XVI of the Texas Constitution
●	Section 50(f)(2), Article XVI of the Texas Constitution
●	Utah Residential Mortgage Practices Amendments, Utah Code Ann. § 61-2c-102 et seq.
●	Utah High-Cost Home Loan Act, Utah Code § 61-2d-101 et seq.
●	Vermont Interest Act, 9 V.S.A. § 104, implemented by Regulation B-98-2.
●	Virginia Mortgage Lender and Broker Act (for loans originated prior to July 1, 2003), Va. Code Ann. §§ 6.1-413; 6.1-422; 6.1-428.

●	Virginia Mortgage Lender and Broker Act (for loans originated on or after July 1, 2003 to September 30, 2010, as amended), Va. Code Ann. §§ 6.1-411, 6.1-422.1, 6.1-425.1 and 6.1-425.2.
●	Virginia Mortgage Lender and Broker Act (for loans originated on or after October 1, 2010), Va. Code Ann. §§ 6.2-1600 et seq., as amended from time to time.
●	Virginia Senate Bill 797 (2008), effective July 1, 2008 (uncodified).
●	Washington House Bill 2770, Mortgage Lending Ownership
●	West Virginia Residential Mortgage Lender, Broker and Servicer Act, W.Va. Code § 31-17 et seq.
●	Wisconsin Responsible High-Cost Mortgage Lending Act, Wis. Stat. § 428.202, as implemented by Wis. Admin. Code DFI-Bkg 46.01 et seq.
●	Wyoming Credit Code

Flood Insurance Testing

National Flood Insurance Program (NFIP)

Each mortgage loan will be reviewed to ensure adherence to flood insurance coverage requirements as outlined under the NFIP, including identification of flood zones and subsequent policy documentation for evidence of adequate coverage amounts.

Homeowner’s Flood Affordability Act (HFIAA)

Each mortgage loan made by an FDIC-supervised institution or servicer acting on its behalf shall require the escrow of all premiums and fess for flood insurance for any designated loan secured by residential improved real estate or a mobile home, made, increased, extended or renewed on or after January 1, 2016.

Frequency – Payable with same frequency as payments designated for the loans

Exceptions

●	Loan is an extension of credit primarily for business, commercial or agricultural purposes

●	Loan is in a subordinate position to a senior lien secured by the same residential improved real estate or mobile for which the borrower has obtained flood insurance

●	Flood Insurance coverage for the residential real estate is provided by a policy that

a.	Meets requirements

b.	Provided by a condominium association, cooperative or other applicable group and

c.	The premium for which is paid by the condominium associate, cooperative, homeowners association, or other group as a common expense.

Misrepresentation and Third-Party Review

Validate that fraud reports and independent third-party property valuations reports are in the file. The review will consist of the following:

1) Misrepresentation Review and Valuation Review

Review on each loan to identify potential misrepresentations of income, employment, identity, occupancy, transaction and appraisal misrepresentation or other areas of potential misrepresentation. The Misrepresentation may include the following:

●	Signatures: Validate signature consistency across documents. To the extent imaged or hard copy files are provided, Consultant will utilize reasonable efforts to validate the consistency of signatures across documents.

●	Alerts: Assess credit report alerts for accuracy and potential issues.

●	Social Security Numbers: Compare SSN(s) across all file documents.

●	Document Integrity: Review for apparent alterations to loan documents. To the extent imaged or hard copy files are provided, Consultant will utilize reasonable review of alterations to the loan documents.

●	Data Consistency: Review the documents contained in the loan file for consistency of data.

●	Third Party Fraud Tools: To the extent a third party fraud tool is contained in the loan file, the Consultant will ensure high level or critical warnings are reviewed and addressed.

Independent Third-Party Values

Review each loan to determine whether a third party valuation product was required and if required, that the third party product value was compared to the original appraised value to identify a value variance and apply the appropriate rating agency grade after reviewing the required valuation products. i) Consultant will perform the following steps.

●	Property is complete

●	Value is based on as-is condition or provides satisfactory completion of all material conditions including inspections, licenses, and certifications (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

●	Property is described in average or better condition

●	No apparent appraiser independence violation statements

●	Appraisal addresses any adverse comments

●	Appraisal is completed on appropriate GSE Forms

●	Appraisal contains required attachments.

●	Appraiser was appropriately licensed at the time the appraisal was signed

If the valuation vendor des not supply the updated valuation product directly to the Consultant, the Client will authorize the valuation vendor to issue an attestation with sufficient information for the Consultant to determine the correct valuation product was utilized to verify the accuracy of the origination appraisal.

Value Review Disclaimer

●	The individuals performing the above procedures are not person providing valuations for the purpose of the Uniform Standards of Professional Appraisal Practice (“USPAP”) or necessarily licensed as appraiser under Federal or State law, and the services being performed do not constitute appraisal reviews for the purposes of USPAP or Federal or State law.

●	Opus makes no representation or warranty as to the value of the mortgaged property, notwithstanding that Opus may have reviewed the valuation information for reasonableness.

●	Opus is not an Appraisal Management Company (“AMC”) and therefore does not opine on the actual value of the underlying property.

●	Opus is not a creditor within the meaning of the Equal Credit Opportunity Act (“ECOA”) or other lending laws and regulations, and therefore Opus will not have and communications with or responsibility to any individual concerning property valuations.

Properties in FEMA declared disaster zones.

If a FEMA declared disaster occurs after the inspection date on the appraisal, Consultant will review the file to determine if an exterior inspection to ensure:

●	No apparent damage to the property

●	Property appears to be occupied

Data Compare

Client will provide a data tape with the following data fields and Consultant will compare the field to the applicable source document and report any variance

●	Appraised Value
●	CLTV
●	DTI
●	FICO
●	Interest Only
●	Interest Rate
●	Loan Term
●	Loan Purpose
●	LTV
●	Occupancy
●	Original Balance
●	Property Address
●	Property City
●	Property State
●	Property Type

●	Sales Price
●	Second Mortgage Lien Amount
●	Self Employed
●	Units
●	Zip Code
●	Loan Type
●	QM Status

Rating Agency Grading Criteria

Fitch Ratings Grading Criteria

Grading shall be provided for each exception, each exception category and holistically for each loan. The methodology for the application of the RMBS grading as defined by Fitch in their current industry publications as updated from time to time.

Moody’s Investor Services Grading Criteria

Grading shall be provided for each exception, each exception category and holistically for each loan. The methodology for the application of the RMBS grading as defined by Moody’s in their current industry publications as updated from time to time.

Kroll Bond Rating Agency LLC Grading Criteria

Grading shall be provided for each exception, each exception category and holistically for each loan. The methodology for the application of the RMBS grading as defined by Kroll in their current industry publications as updated from time to time.

S&P Global Ratings Grading Criteria

Grading shall be provided for each exception, each exception category and holistically for each loan. The methodology for the application of the RMBS grading as defined by Standard & Poor’s in their current industry publications and updated from time to time.

DBRS Morningstar Grading Criteria

Grading shall be provided for each exception, each exception category and holistically for each loan. The methodology for the application of the RMBS grading as defined by DBRS in their current industry publications and updated from time to time.

Opus Grading Criteria

1) Opus Grading Criteria

Grading shall be provided for each exception, each exception category and holistically for each loan. The following grading is not intended for securitization reviews and Opus will not issue a Rating Agency Narrative, Reliance or Form ABS Due Diligence 15E if Client elects to utilize the following grading criteria. The methodology for the application of grading is defined by Opus and updated from time to time shall be determined as follows:

Opus Credit Grades

●	Level 1 Credit Grade Definition: Loan was originated in accordance with the mortgage loan originator underwriting guidelines without exception.

●	Level 2 Credit Grade Definition: Loan was originated in substantial compliance with the originator’s underwriting guidelines and there are sufficient compensating factors for any exceptions.

●	Level 3 Credit Grade Definition: Loan was not originated in substantial compliance with the originator’s underwriting guidelines and there are insufficient compensating factors for the exceptions or is missing material documentation.

Opus Property Grades

●	Level 1 Property Grade Definition: Property value appears to be within 10% of original appraised amount and there are no material deficiencies in the appraisal process.

●	Level 2 Property Grade Definition: Property value appears to be within 10% of original appraised amount, but minor issues in the appraisal process were identified.

●	Level 3 Property Grade Definition: Property value does not appear to fall within 10% of the original appraised value and/or material deficiencies exist with respect to the appraisal process or the file is missing material documentation.

Opus Compliance Grades

●	Level 1 Compliance Grade Definition: Loan complies with all applicable laws and regulations reviewed under the applicable scope of work.

●	Level 2 Compliance Grade Definition: There are minor issues regarding legal and/or regulatory compliance but such issues do not represent risks to the enforceability of the borrower’s obligation under the loan documents and will not result in assignee liability to the investor.

●	Level 3 Compliance Grade Definition: Loan is not in compliance with laws and regulations reviewed under the applicable scope of work or the loan is missing material documentation.

REDACTED INFORMATION

●	Borrower Name

●	Co-Borrower Name

●	SSNs

●	Property Address, City, County, MSA, Zip

●	Mailing Address

●	Account Number, including Originator and Servicer Loan Number

●	Origination Date

●	Names of Borrowers or any other Individuals

●	Company and Entity Names

●	Financial Institution Names

●	Job Position Titles

●	Any Address

●	Any Location Information (other than state), including City, County, MSA and Zip

●	Account Numbers of any type

●	Insurance Claim Numbers

●	Insurance Policy Numbers

●	Foreclosure Action dates and Case Numbers

●	Bankruptcy Action dates and Case Numbers

●	Any reference that would allow the identification of the location of a property (e.g. neighborhood, body of water, schools, major highways)

DSCR Loan Review

A re-underwriting review will be conducted in order to verify that the requisite underwriting guidelines as specified by Client (the “Underwriting Guidelines”) are met. Confirmation of the loan terms will be performed through recalculation and review of documentation contained in the loan file provided to the Consultant. The Credit Qualification review guidelines will consist of the following:

Borrower Underwriting:

●	Borrower Liquidity: Review and confirm borrower’s liquidity position adheres to Underwriting Guidelines.

●	Credit / Background Check: Review and confirm each guarantor and/or owner of the borrowing entity requirements meet Underwriting Guidelines, including OFAC.

●	Property management questionnaire: Review the questionnaire to confirm management experience meets Underwriting Guidelines.

●	Borrowing Entity: Confirm the entity is in good standing and duly formed (if applicable documents are in the file). Verify the individual signing on behalf of the organization has the authority to bind the entity (if applicable documents are in the file).

●	Loan-to-Value (LTV)/Loan-to-Cost (LTC) Limits: Confirm the LTV/LTC meets Underwriting Guidelines per Underwriting Guidelines.

●	Permitted Loan Terms: Confirm the loan terms are eligible per the Underwriting Guidelines.

●	Property Requirements and Market Requirements: Confirm the loan Property and Market Requirements are eligible per the Underwriting Guidelines.

●	DSCR—ensure components of Debt Service Coverage Ratio are identified correctly: Recalculation of DSCR

Title Insurance Requirements are met per Guidelines only as follows

Confirm Loss payee language must be present and required insurance policies and coverage amounts meet the Underwriting Guidelines.

●	Condominium Eligibility: Confirm Condo Master Policy is present and meets the Underwriting Guidelines

●	Property Insurance: Confirm each mortgaged property has a policy in place and proper coverage amount in adherence to the Underwriting Guidelines.

●	Preliminary/Commitment Title: Review and confirm first lien holder position, validate no loan file discrepancies, delinquent taxes, and/or additional liens at time of consummation.

Credit Document Check

●	Loan Application: Verify the presence and completeness of both the initial and final loan applications.

●	Credit Report: Verify the presence of a credit report for each borrower. Confirm that the credit report was pulled within the timing requirements allowable per the Client provided underwriting guidelines.

●	Housing Payment History: In the absence of housing payment histories on the borrower(s) credit report(s), verify that that the file contains a verification of rent or a verification of mortgage form.

●	Letters of Explanation: When Letters of Explanation are required by the Client provided underwriting guidelines, verify the presence of any such letters exist in the loan file.

●	Gift Letters: When Gift Letters are required by the Client provided underwriting guidelines, verify the presence of any such letters exist in the loan file.

●	Asset Documentation: Verify the presence of asset documentation required by the Client provided underwriting guidelines in the loan file.

●	Property Valuation Tools: Verify that each loan file contains adequate appraisal and other third party valuation tools to satisfy the minimum required documentation under the relative Client provided underwriting guidelines.

●	Proof of Insurance: Verify the presence of insurance certificates for mortgage, hazard and flood insurance on an as needed basis depending upon the specifics of the loan. Confirm that adequate coverage is present to meet the requirements of the Client provided underwriting guidelines.

Compliance

●	No compliance testing for the DSCR review.

Bridge Loan Review

Credit Qualification

A re-underwriting review will be conducted in order to verify that the requisite underwriting guidelines as specified by Client (the “Underwriting Guidelines”) are met. Confirmation of the loan terms will be performed through recalculation and review of documentation contained in the loan file provided to the Consultant. The Credit Qualification review guidelines will consist of the following:

a.	Borrower Underwriting:

i.	Borrower Liquidity

Review and confirm borrower’s liquidity position adheres to Underwriting Guidelines.

ii.	Credit / Background Check

Review and confirm each guarantor and/or owner of the borrowing entity requirements meet Underwriting Guidelines, including OFAC.

iii.	Property management questionnaire

Review the questionnaire to confirm management experience meets Underwriting Guidelines.

iv.	Borrowing Entity

Confirm the entity is in good standing and duly formed (if applicable documents are in the file). Verify the individual signing on behalf of the organization has the authority to bind the entity (if applicable documents are in the file).

b.	Property Valuation

Analyze all appraisals and alternative value tools used to qualify the loan for integrity of comparable sales, completeness of data, eligibility of the appraiser and reasonableness of estimated value. Order an AVM from a third party who will also perform reconciliation. Assess any variance between the appraisal and third party value and escalate to Client for additional valuation work if the variance exceeds the specified 10% tolerance.

c.	Loan-to-Value (LTV)/Loan-to-Cost (LTC) Limits

Confirm the LTV/LTC meets Underwriting Guidelines per Underwriting Guidelines.

d.	Permitted Loan Terms

Confirm the loan terms are eligible per the Underwriting Guidelines.

e.	Property Requirements and Market Requirements

Confirm the loan Property and Market Requirements are eligible per the Underwriting Guidelines.

f.	Title Insurance Requirements are met per Guidelines only as follows

Confirm Loss payee language must be present and required insurance policies and coverage amounts meet the Underwriting Guidelines.

g.	Rehabilitation of Renovation Budget (if applicable)

When applicable, confirm borrower’s business plan contemplates rehabilitation or renovation of the property in accordance to Underwriting Guidelines.

h.	Debt Yield (if applicable)

When applicable, confirm the Debt Yield meets Underwriting Guidelines.

i.	Condominium Eligibility - Condo Questionnaire

Confirm Condo Master Policy is present and adheres to Fannie Mae Guidelines, including confirmation of the following:

●	No more than 15% of units are in default

●	No more than 20% of units are rentals

●	Builder has sold at least 80% of the Condominium Project

j.	Property Insurance

Confirm each mortgaged property has a policy in place and proper coverage amount in adherence to the Underwriting Guidelines.

k.	Preliminary/Commitment Title:

Review and confirm first lien holder position, validate no loan file discrepancies, delinquent taxes, and/or additional liens at time of consummation.

1	Document Review

Verify that each loan file contains the following material documentation and that each document is complete and accurate in all material respects.

2.1.	Loan Application

Verify the presence and completeness of the loan application. Leases, market rent addendum, and 12-month operating history

2.2.	Borrower Identification

Confirm that proof of borrower(s) identity has been obtained via driver’s license or alternative legal equivalent and that a copy of the verification is evidenced in the loan file.

2.3.	Business Purpose Certification/Affidavit

Verify the presence and completeness of the Business Purpose Certification / Affidavit.

2.4.	Credit Report / Background Check

Verify the presence of a credit report for each borrower and a background check to the Underwriting Guidelines. Confirm that the credit report was pulled within the timing requirements allowable per the Underwriting Guidelines.

2.5.	Proof of Liquidity / Assets

Confirm the presence of adequate asset documentation to comply with the Underwriting Guidelines and investor overlay requirements for closing funds, reserves and borrower liquidity.

2.6.	Proof of Insurance

Verify the presence of insurance certificates for mortgage, hazard and flood insurance on an as needed basis depending upon the specifics of the loan. Confirm that adequate coverage is present to meet the requirements of the Underwriting Guidelines.

2.7.	Property Valuation

Verify that each loan file contains adequate appraisal and other third-party valuation tools to satisfy the minimum required documentation under the Underwriting Guidelines. Confirm that market rent addendum is included in appraisal

2.8.	Collateral Documentation

Confirm the presence, completeness, and proper vesting of required collateral documentation including note, allonge, mortgage/deed of trust, riders, subordination agreements, assignments, purchase and sale agreements, guaranty, settlement statements and title policies.

2.9.	Borrower Rehabilitation Budget (if applicable)

If property rehabilitation is contemplated, validate the presence and completeness of the Borrower Rehabilitation Budget

2.10.	Borrower Track Record (if applicable)

Confirm at least 3 examples of investment real estate property sales.

2.11.	P&S Agreement or Trustee Receipt (if applicable)

Confirm presence of P&S Agreement or Trustee Receipt if property was acquired in the previous 90 days.

2.12.	Operating Agreement / Partnership Agreement / Bylaws (if applicable)

Confirm presence of Operating Agreement / Partnership Agreement / Bylaws.

2.13.	Certificate of good standing from state of organization (if applicable)

Confirm presence of Certificate of good standing from state of organization if property located in state other than state of domicile; if entity formed >30 days, hard copy; if formed <30 days, hard copy within 30 days post-closing.

2.14.	Completed condominium questionnaire (if applicable)

Confirm presence of completed condominium questionnaire if collateral is part of condominium association.

2.15.	Copy of the condominium master insurance policy/certificate (if applicable)

Confirm presence of the condominium master insurance policy/certificate if collateral is part of condominium association.

2.16.	LTM and pro forma (upon completion of rehab) property net cash flow statement (if

Multifamily/mixed use) (if applicable)

Confirm presence of the LTM and pro forma (upon completion of rehab) property net cash flow statement (if multifamily/mixed use)

2.17.	Originator Debt Yield Calculator (if applicable)

Confirm presence of the Originator Debt Yield Calculator if multifamily/mixed use property.

2.18.	Spousal Consent (if applicable)

Confirm presence of Spousal Consent if property is located in a community property state.

2.19.	Other Documents (if applicable)

Confirm presence of inspection reports, explanation letters, etc. as applicable.

2.20.	Flood Certificate

Confirm presence of Flood Certificate

2.21.	Flood Insurance (if applicable)

Confirm presence of Flood Insurance if applicable.

2	Draw Requests

Upon completion of a designated stage of work or at a time specified, the contractor/ borrower will submit a draw request to the tender (the Company) for review and approval. The draw request may be on a form supplied by the lender, or an agreed upon form provided by the borrower/contractor. The purpose of these forms is to provide the information necessary for the lender to verify what work is has been completed.

a.	Upon receipt of the draw request and original budget, Consultant will review the inspection report provided by the Client, which verifies whether or not the repairs were completed in a manner consistent with the Scheduled Renovation Work, and will highlight areas of non-compliance. The inspection will also include photographic support of work completed or in need of completion.

b.	Consultant will review the inspection against the borrower/lender provided draw request and budget ensuring all items have been completed and draw is not in excess of budgeted amount. If in excess of budgeted amount, Consultant will alert the Client.

c.	At the request of the Client, Consultant will order and review an updated property report in order to ensure that no mechanics liens or any other encumbrances have been placed by any contractor or subcontractor against the property.

Multiple Loans to One Borrower: TPR firm reviewed common identifiers for all loans in the population and confirmed there were 3 obligors with multiple loans in the pool.

Pool Details

DTI		
Type	Count	% of Pool
0.00-20.00	7	14.29%
20.01-30.00	13	26.53%
30.01-40.00	15	30.61%
40.01-45.00	8	16.33%
45.01-50.00	6	12.24%
Total	49	100.00%

LTV		
Type	Count	% of Pool
0.00-30.00	1	2.04%
30.01-40.00	1	2.04%
40.01-50.00	2	4.08%
50.01-60.00	1	2.04%
60.01-70.00	10	20.41%
70.01-80.00	23	46.94%
80.01-90.00	11	22.45%
Total	49	100.00%

QM Type		
Type	Count	% of Pool
Non-QM: Lender documented all AT UW factors	30	61.22%
ATR/QM: Exempt	19	38.78%
Total	49	100.00%

Tape Discrepancies

Data Element	Count	Accuracy
CLTV	12	75.51%
Interest Only Flag	1	97.96%
Loan Program	1	97.96%
Property Address	1	97.96%
Property Type	1	97.96%
Qualifying FICO	1	97.96%
Qualifying Total Debt Income Ratio	20	59.18%
Total Loan Population	49

Loan Grading Definitions

Credit

S&P	Moody’s	Fitch	Kroll	DBRS	Definition
A	A	A	A	A	Loan conforms to all applicable guidelines, no conditions noted
B	B	B	B	B	Loan does not meet every applicable credit guideline. However, most of the loan characteristics are within the guidelines and there are documented and significant compensating factors
C	C	C	C	C	The loan does not meet every applicable credit guideline, and most of the loan characteristics are outside of guidelines; or there are weak or no compensating factors
D	D	D	D	D	The loan file is missing critical documentation required to perform the review

Compliance

S&P	Moody’s	Kroll	DBRS	Definition
A	A	A	A	The loan was originated in compliance with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
B	B	B	B	The loan was originated in compliance with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations; however, minor evidentiary issue(s) exist
C	C	C	C	The includes material violation(s) with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
D	D	D	D	The loan file is missing critical documentation required to perform the review

Fitch	Definition
A	The loan was originated in compliance with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
B	The loan is in compliance with all applicable laws and regulations and a benefit to the borrower is present and documented
C	The includes material violation(s) with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
D	The loan file is missing critical documentation required to perform the review

Property Valuation

Moody’s	Fitch	Kroll	DBRS	Definition
A	A	A	A	Value is within a 10% variance of third party product. Appraisal meets lender guidelines. Subject property is 100% complete. Property condition is average or better. Standard GSE form was utilized. Appraiser is licensed. Appraisal is complete.
B	B	B	B	Meets all terms for an A, but property requires cosmetic or minor repairs that do not affect value or habitability
C	C	C	C	Any of the following items: Origination value and third party valuation product value has a variance of 10% or greater, cannot validate value, property is incomplete, property condition is less than average, GSE form was not utilized, and/or the appraisal and/or does not meet guidelines
D	D	D	D	The loan file was missing the appraisal and/or other valuations products needed to complete the review

S&P	Definition
A	First Level Review Value is within a 10% variance to the original appraisal. Appraisal meets lender guidelines. Subject property is 100% complete. Property condition is average or better. Standard GSE form was utilized. Appraiser is licensed. Appraisal is complete.
B	First Level Review Value is greater than a 10% variance to the original appraisal but the second level review value is within 10% variance of the original appraised value. In addition, property requires cosmetic or minor repairs that do not affect value or habitability
C	Any of the following items: Second Level Review Value is greater than a 10% variance to the original appraisal, cannot validate value, property is incomplete, property condition is less than average, GSE form was not utilized, and/or the appraisal and/or does not meet guidelines
D	The loan file was missing the appraisal and/or other valuations products needed to complete the review

Loan Review Findings

The following summarizes Consultant’s initial and final loan securitization and event grades assigned to the final reviewed loan pool and reported in the Agency Grading Report dated August 27, 2024.

Fitch Overall Loan Grade

Rows: Initial Grade; Columns: *Final Grade*

Initial Grade	A	B	C	D
A	2	0	0	0
B	0	3	0	0
C	0	3	0	0
D	8	33	0	0

Fitch Credit Grading

Rows: Initial Grade; Columns: *Final Grade*

Initial Grade	A	B	C	D
A	21	0	0	0
B	0	0	0	0
C	4	4	0	0
D	11	9	0	0

Fitch Compliance Grading

Rows: Initial Grade; Columns: *Final Grade*

Initial Grade	A	B	C	D
A	3	0	0	0
B	0	6	0	0
C	0	4	0	0
D	10	26	0	0

Fitch Value Grading

Rows: Initial Grade; Columns: *Final Grade*

Initial Grade	A	B	C	D
A	45	0	0	0
B	0	0	0	0
C	4	0	0	0
D	0	0	0	0

Moody's Overall Loan Grade

Final Grade

Initial Grade	A	B	C	D
A	2	0	0	0
B	0	3	0	0
C	0	3	0	0
D	8	33	0	0

Moody's Credit Grading

Final Grade

Initial Grade	A	B	C	D
A	21	0	0	0
B	0	0	0	0
C	4	4	0	0
D	11	9	0	0

Moody's Compliance Grading

Final Grade

Initial Grade	A	B	C	D
A	3	0	0	0
B	0	6	0	0
C	0	4	0	0
D	10	26	0	0

Moody's Value Grading

Final Grade

Initial Grade	A	B	C	D
A	45	0	0	0
B	0	0	0	0
C	4	0	0	0
D	0	0	0	0

Kroll Overall Loan Grade

Final Grade (columns) / *Initial Grade* (rows)

	A	B	C	D
A	2	0	0	0
B	0	3	0	0
C	0	3	0	0
D	8	33	0	0

Kroll Credit Grading

Final Grade (columns) / *Initial Grade* (rows)

	A	B	C	D
A	21	0	0	0
B	0	0	0	0
C	4	4	0	0
D	11	9	0	0

Kroll Compliance Grading

Final Grade (columns) / *Initial Grade* (rows)

	A	B	C	D
A	3	0	0	0
B	0	6	0	0
C	0	4	0	0
D	10	26	0	0

Kroll Value Grading

Final Grade (columns) / *Initial Grade* (rows)

	A	B	C	D
A	45	0	0	0
B	0	0	0	0
C	4	0	0	0
D	0	0	0	0

S&P Overall Loan Grade

Final Grade (columns) / **_Initial Grade_** (rows)

	A	B	C	D
A	2	0	0	0
B	0	3	0	0
C	0	3	0	0
D	8	33	0	0

S&P Credit Grading

Final Grade (columns) / **_Initial Grade_** (rows)

	A	B	C	D
A	21	0	0	0
B	0	0	0	0
C	4	4	0	0
D	11	9	0	0

S&P Compliance Grading

Final Grade (columns) / **_Initial Grade_** (rows)

	A	B	C	D
A	3	0	0	0
B	0	6	0	0
C	0	4	0	0
D	10	26	0	0

S&P Value Grading

Final Grade (columns) / **_Initial Grade_** (rows)

	A	B	C	D
A	45	0	0	0
B	0	0	0	0
C	4	0	0	0
D	0	0	0	0

DBRS Overall Loan Grade

Final Grade (columns) / *Initial Grade* (rows)

	A	B	C	D
A	2	0	0	0
B	0	3	0	0
C	0	3	0	0
D	8	33	0	0

DBRS Credit Grading

Final Grade (columns) / *Initial Grade* (rows)

	A	B	C	D
A	21	0	0	0
B	0	0	0	0
C	4	4	0	0
D	11	9	0	0

DBRS Compliance Grading

Final Grade (columns) / *Initial Grade* (rows)

	A	B	C	D
A	3	0	0	0
B	0	6	0	0
C	0	4	0	0
D	10	26	0	0

DBRS Value Grading

Final Grade (columns) / *Initial Grade* (rows)

	A	B	C	D
A	45	0	0	0
B	0	0	0	0
C	4	0	0	0
D	0	0	0	0

Loans Reviewed (49)

24050015445	WS240516154
WS240515954	WS240516157
WS240515982	WS240616390
240315376	WS240616348
WS240516127	WS240716513
WS240516208	WS240716570
WS240516095	WS240716596
WS240315534	WS240616347
WS240516153	WS240616455
WS240415911	WS240616462
WS240516210	WS240616433
WS240516138	WS240616397
WS240516083	WS240616325
WS240516084	WS240616477
WS240616217	WS240516209
WS240616254	WS240716512
WS240516165	WS240616421
WS240616362	WS240716561
WS240616300	WS240716559
WS240616314	WS240716560
WS240516159	WS240415928
WS240616398	WS240716627
WS240616417	WS240716501
WS240616388	WS240716723
WS240616318

If you have any questions, please contact Uriah Clavier at Uriah.Clavier@opuscmc.com